                              STI CLASSIC VARIABLE TRUST

                                  POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Variable Trust (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Carmen V. Romeo, Kevin P. Robins and Stephen G. Meyer, and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



/s/ Champney A. McNair                                              Date: 6-2-95
------------------------------                                           -------
Champney A. McNair
Trustee

                              STI CLASSIC VARIABLE TRUST

                                  POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Variable Trust (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Carmen V. Romeo, Kevin P. Robins and Stephen G. Meyer, and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.


/s/ T. Gordy Germany                                               Date: 6-5-95
------------------------------                                           -------
T. Gordy Germany
Trustee

                              STI CLASSIC VARIABLE TRUST

                                  POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Variable Trust (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Carmen V. Romeo, Kevin P. Robins and Stephen G. Meyer, and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.


/s/ Bernard F. Sliger                                               Date: 6-2-95
------------------------------                                           -------
Bernard F. Sliger
Trustee

                              STI CLASSIC VARIABLE TRUST

                                  POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Variable Trust (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Carmen V. Romeo, Kevin P. Robins and Stephen G. Meyer, and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



/s/ Jesse S. Hall                                                  Date: 6/5/95
------------------------------                                           -------
Jesse S. Hall
Trustee

                              STI CLASSIC VARIABLE TRUST

                                  POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Variable Trust (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Carmen V. Romeo, Kevin P. Robins and Stephen G. Meyer, and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



/s/ F. Wendell Gooch                                              Date:  6-2-95
------------------------------                                           -------
F. Wendell Gooch
Trustee

                              STI CLASSIC VARIABLE TRUST

                                  POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Variable Trust (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Carmen V. Romeo, Kevin P. Robins and Stephen G. Meyer, and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



/s/ Daniel S. Goodrum                                              Date: 6-6-95
------------------------------                                           -------
Daniel S. Goodrum
Trustee

                              STI CLASSIC VARIABLE TRUST

                                  POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Variable Trust (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Carmen V. Romeo, Kevin P. Robins and Stephen G. Meyer, and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



/s/ Wilton Looney                                                  Date: 6-2-95
------------------------------                                           -------
Wilton Looney
Trustee

                              STI CLASSIC VARIABLE TRUST

                                  POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Variable Trust (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Carmen V. Romeo and Stephen G. Meyer, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ Kevin P. Robins                                                 Date:
------------------------------                                           -------
Kevin P. Robins
Vice President and
Assistant Secretary

                              STI CLASSIC VARIABLE TRUST

                                  POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Variable Trust (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Carmen V. Romeo, Kevin P. Robins and Stephen G. Meyer, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ David G. Lee                                                    Date:
------------------------------                                           -------
David G. Lee
President

                              STI CLASSIC VARIABLE TRUST

                                  POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Variable Trust (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee and Kevin P. Robins, and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



                                                                    Date:
------------------------------                                           -------
Carol Rooney
Controller, Treasurer & Chief
Financial Officer